UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2012 hhgregg, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33600

Delaware	20-8819207
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

4151 East 96th Street

Indianapolis, Indiana 46240

(Address of principal executive offices, including zip code)

(317) 848-8710

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 23, 2012 hhgregg, Inc. (the “Registrant”) issued a press release announcing its fourth quarter and year-end results for the periods ended March 31, 2012. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this item.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 5.02. Departure of Certain Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May, 17, 2012, the Board of Directors of hhgregg, Inc. (the “Company”) elected Gregg W. Throgmartin as a director of the Company to fill a vacant seat on the Board of Directors. The Board of Directors also appointed Michael L. Smith, a current director of the Company, as Chairman of the Board of Directors of the Company.

Gregg W. Throgmartin, 34, joined the Company in October 2001. Mr. Throgmartin was named Executive Vice President and Chief Operating Officer in September 2009. Other positions held by Mr. Throgmartin with the Company include Senior Vice President of Store Operations (June 2008—September 2009), Vice President of Sales (April 2006 – June 2008), Director of Strategic Merchandising (March 2004—April 2006), Regional Manager (June 2003 – March 2004), and Store General Manager (January 2001—June 2003).

Michael L. Smith, 62, became a Director in July 2005. Mr. Smith served as Executive Vice President and Chief Financial Officer of Anthem, Inc. and its subsidiaries, Anthem Blue Cross and Blue Shield, a health benefits company, from April 1999 until his retirement in January 2005. He was Chairman, President and Chief Executive Officer of Mayflower Group, Inc., a transport company, from 1989 to 1995. Mike serves on several Boards of Directors including Kite Realty Group Trust, a REIT; Emergency Medical Services Corporation, Inc., the nation’s largest emergency medical services provider, Vectren Corporation, a gas and electric utility, and Brightpoint, Inc., a global distribution and logistics company. Mr. Smith is currently Chairman of the Audit Committee.

A copy of the press release announcing these board appointments is attached as Exhibit 99.1 and is incorporated into this report by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release of hhgregg, Inc. dated May 23, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

hhgregg, Inc.

Date: May 23, 2012	By:	/s/ Jeremy J. Aguilar
Jeremy J. Aguilar
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release of hhgregg, Inc. dated May 23, 2012